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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            Form 8-K


        Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  March 31, 2000
                                                   --------------

                       inTEST Corporation
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       (Exact Name of Registrant as Specified in Charter)

   Delaware                 0-22529                22-2370659
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(State or Other     (Commission File Number)   (I.R.S. Employer
Jurisdiction of                               Identification No.)
 Incorporation)


2 Pin Oak Lane, Cherry Hill, New Jersey              08003
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(Address of Principal Executive Offices)           (Zip Code)



Registrant's telephone number, including area code: (856)424-6886
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ITEM 5.   OTHER EVENTS.

     On March 31, 2000, inTEST Corporation ("inTEST") entered into a settlement of its patent infringement suit against Reid-Ashman Manufacturing, Inc., of St. George, Utah.
Further details regarding the settlement are contained in inTEST's press release dated April 3, 2000, which is attached as an exhibit hereto and incorporated by reference.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

(a)    Financial Statements of Business Acquired:

       Not applicable.

(b)    Pro Forma Financial Information:

       Not applicable.

(c)    Exhibits:

       99  Press Release, dated April 3, 2000


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                             SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             inTEST CORPORATION


By: /s/ Hugh T. Regan, Jr.
                             ----------------------------------
                             Hugh T. Regan, Jr.
                             Treasurer, Chief Financial Officer
                               and Secretary


Date: April 6, 2000
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EXHIBIT INDEX


99.  Press Release, dated April 3, 2000